Exhibit 10(b)

EXECUTION VERSION

UNCOMMITTED LINE OF CREDIT LETTER AGREEMENT

dated as of

July 1, 2012

PPL ENERGY SUPPLY, LLC
Two North Ninth Street (GENTW14)
Allentown, PA 18101-1179

Ladies and Gentlemen:

We take pleasure in advising you that we are prepared to extend to you, on an uncommitted basis, the credit facilities described below, subject to and on the terms and conditions set forth in this Uncommitted Line of Credit Letter Agreement (this "Agreement"):

Definitions:	Capitalized terms shall have the meaning specified herein including Exhibit A hereto.

Borrower:	PPL Energy Supply, LLC, a Delaware limited liability company (the “Borrower”).

Bank:	Banco Bilbao Vizcaya Argentaria, S.A. (the “Bank”). For purposes of this Agreement, the Bank is acting through its New York branch (the “Branch”).
Type and Amount
of Facility:
Uncommitted revolving letter of credit facility in an aggregate principal amount not to exceed $100,000,000 (the "Facility Amount") at any one time outstanding.  Under the line of credit, the Borrower may obtain letters of credit (each a "Letter of Credit"). No Letter of Credit shall be issued if, after giving effect thereto (i) the aggregate unpaid principal amount of all unreimbursed drawings under Letters of Credit plus (ii) the aggregate amount then available for drawing under all Letters of Credit would exceed the Facility Amount.

Availability
Period:	On or prior to the date that is 30 days prior to the Final Maturity Date or, if such date is not a Business Day, the next following Business Day (the "Expiry Date").

Procedure for Letters
of Credit:
Without limiting the uncommitted nature of the facilities described herein, Letters of Credit may be issued on any Business Day upon the giving of three (3) Business Days prior written notice to the Bank stating the date, amount, expiration date and beneficiary of such Letter of Credit, together with all other particulars necessary to complete such Letter of Credit and the drawing certificate to be attached thereto.  The amount of each Letter of Credit shall not be less than the Minimum Amount. The Bank may issue the Letters of Credit or arrange for the issuance thereof by another banking institution.  Each Letter of Credit must be in form and substance satisfactory to the Bank (in its sole discretion) and, unless otherwise agreed to by the Bank, expire no later than the Expiry Date or, if earlier, on the first anniversary of the issuance of such Letter of Credit. In addition to the foregoing, the Borrower shall have executed and delivered to the Bank a reimbursement agreement substantially in the form of Exhibit B (the “Reimbursement Agreement”) and such applications (each, an “Application” and, together with the Reimbursement Agreement, the “Letter of Credit Documents”) as the Bank shall require in connection with each such Letter of Credit.

Purpose:	General corporate purposes.

Final Maturity Date:
The third anniversary of the date hereof or, if such date is not a Business Day, the next following Business Day (or such later date as the Bank may agree in writing in its sole discretion) (the “Final Maturity Date”).

Reimbursement	Reimbursement of drawings under Letters of Credit shall be made in accordance with the Reimbursement Agreement.

Interest:	Interest on unreimbursed drawings under any Letter of Credit shall accrue and be payable in accordance with the Reimbursement Agreement.

Fees:	As agreed by the parties in connection with each Letter of Credit.

Computation
Basis:	Interest, fees and other charges accruing on a per annum basis shall be computed on the number of days actually elapsed on the basis of a 360-day year.

Representations and Warranties:
The Borrower hereby makes to the Bank the representations and warranties made by it as “Borrower” in Article V of the $3,000,000,000 Revolving Credit Agreement dated as of October 19, 2010 by and among PPL Energy Supply, LLC, as Borrower, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent (as amended, restated, supplemented or otherwise modified to the date hereof, the “Syndicated Credit Agreement”).  Such representations and warranties are incorporated hereto by reference mutatis mutandis as if fully set forth herein.  Such representations and warranties shall be deemed made as of each date an Application is submitted and as of each date a Letter of Credit is issued, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date and except for the representations in Section 5.04(c), Section 5.06, Section 5.15 and Section 5.16 of the Syndicated Credit Agreement (as incorporated herein), which shall be deemed only to relate to the matters referred to therein on and as of the date hereof.

Conditions to Effectiveness:	This Agreement shall be effective as of the date hereof, subject to the satisfaction of the following conditions precedent:

	(i)	Each of this Agreement and the Reimbursement Agreement shall have been duly authorized, executed and delivered by the parties thereto;
	(ii)	There shall exist no Default or Event of Default;
(iii)
All representations and warranties contained herein shall be true and correct in all respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date and except for the representations in Section 5.04(c), Section 5.06, Section 5.15 and Section 5.16 of the Syndicated Credit Agreement (as incorporated herein), which shall be deemed only to relate to the matters referred to therein on and as of the date hereof; and

(iv)
The Bank shall have received a certificate from the Borrower dated the date hereof, signed by a duly authorized officer of the Borrower, substantially in the form of Exhibit C, with appropriate insertions, together with copies of the charter documents of the Borrower and the necessary resolutions of the Borrower and other documents referred to in such certificate.

Conditions to each Issuance of
Letters of Credit
The facilities described herein are uncommitted and only available to the Borrower under such conditions and on such terms as may be satisfactory to the Bank.  In any event, the Bank will not issue Letters of Credit until the following conditions have been met:

(i)
After giving effect to the Letter of Credit being requested, (i) the aggregate unpaid principal amount of all unreimbursed drawings under Letters of Credit plus (ii) the aggregate amount then available for drawing under all Letters of Credit shall not exceed the Facility Amount;

	(ii)	Immediately before and after giving effect to such Letter of Credit, there shall exist no Default or Event of Default;
(iii)
All representations and warranties contained herein shall be true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date and except for the representations in Section 5.04(c), Section 5.06, Section 5.15 and Section 5.16 of the Syndicated Credit Agreement (as incorporated herein), which shall be deemed only to relate to the matters referred to therein on and as of the date hereof;

(iv)
The Bank shall have received and accepted a duly completed Application in respect of such Letter of Credit, signed by an authorized officer of the Borrower (which authority shall have been previously certified to the Bank in writing); and

	(v)	Such Letter of Credit shall be satisfactory in form and substance to such Bank.

The Bank will not issue any Letter of Credit if: any order, judgment or decree of any governmental authority shall by its terms purport to enjoin or restrain the Bank from issuing such Letter of Credit, or any requirement of law applicable to the Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Bank shall prohibit, or request that the Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Bank is not otherwise compensated hereunder) not in effect on the date hereof, or shall impose upon the Bank any unreimbursed loss, cost or expense which was not applicable on the date hereof and which the Bank in good faith deems material to it.

Covenants:
Until all commitments to issue Letters of Credit (if any) have been terminated and all of the Obligations have been satisfied in full, the Borrower shall perform the covenants that apply to it as “Borrower” under Article VI of the Syndicated Credit Agreement.  Such covenants are incorporated herein by reference mutatis mutandis as if fully set forth herein, provided that (i) Section 6.07(aa) shall permit the granting of Liens (as defined in the Syndicated Credit Agreement) to the Administrative Agent in accordance with the terms of the Syndicated Credit Agreement, (ii) the first sentence of Section 6.06 of the Syndicated Credit Agreement shall be excluded for purposes hereof, (iii) the Borrower shall be deemed to have complied with the obligations set forth in Section 6.01 of the Syndicated Credit Agreement as long as it delivers the requisite information in accordance with the terms of such Section 6.01, (iv) references to Sections of the Syndicated Credit Agreement that are incorporated by reference in this Agreement shall be deemed references to such Sections as so incorporated herein, and (v) for purposes of this Agreement, a new Section 6.07(bb) shall be added at the end of Section 6.07 of the Syndicated Credit Agreement, which shall read as follows:

“(bb) Liens on cash securing the Obligations hereunder granted to the Bank pursuant to the provisions set forth next to the caption “Cash Collateral.””

Events of Default:
Each of the events set forth in Section 7.01(a) through 7.01(l) (inclusive) of the Syndicated Credit Agreement shall constitute an “Event of Default” under this Agreement and the other Letter of Credit Documents, subject to the next following sentence.  Such sections are incorporated herein by reference mutatis mutandis as if fully set forth herein, provided that (i) references to the “Loans” shall be disregarded for purposes hereof, (ii) references to the “Required Lenders” shall be a reference to the Bank, and (iii) references to “Reimbursement Obligations” shall refer to the Obligations.

Remedies:
If an Event of Default shall have occurred and be continuing, then, and in every such event, while such event is continuing, the Bank may (A) by notice to the Borrower terminate any commitment to issue Letters of Credit, and such commitments shall thereupon terminate, and (B) by notice to the Borrower declare all of the Obligations (whether absolute or contingent and whether or not due at such time) to be, and such Obligations shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind (except as set forth in clause (A) above), all of which are hereby waived by the Borrower and require the Borrower to, and the Borrower shall, cash collateralize all such Obligations in accordance with the provisions set forth next to the caption “Cash Collateral” below; provided, that, in the case of any Default or any Event of Default specified in clauses 7.01(h) or 7.01(i) of the Syndicated Credit Agreement (as incorporated herein) with respect to the Borrower, without any notice to the Borrower or any other act by the Bank, any then outstanding commitments to issue Letters of Credit shall thereupon terminate and all of the Obligations (whether absolute or contingent and whether or not due at such time) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and the Borrower shall cash collateralize all such Obligations in accordance with the provisions set forth next to the caption “Cash Collateral” below.

No failure by the Bank to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege hereunder or under any Letter of Credit Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the Letter of Credit Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

Cash Collateral:
Upon the occurrence of any of the following: (i) the stated amount of issued and outstanding Letters of Credit exceeds the Facility Amount, (ii) an Event of Default, or (iii) the Expiry Date, the Borrower shall cash collateralize all of the Letters of Credit by depositing into a cash collateral account established and maintained (including the investments made pursuant thereto) by the Bank pursuant to a cash collateral agreement in form and substance satisfactory to the Bank an amount in cash equal to the stated amount of the then outstanding Letters of Credit.

Other Incorporated Provisions:	The following additional provisions from the Syndicated Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein:

	• • •	Section 2.16, Section 2.17, Section 9.01, provided that all notices to the Bank shall be sent to:

Banco Bilbao Vizcaya Argentaria, S.A., New York Branch
1345 Avenue of the Americas
New York, NY 10105
Attention: Nietzsche Rodricks
Tel: (212) 728-2380
Fax: (212) 333-2904
E-mail: nietzsche.rodricks@bbvany.com

	•	Section 9.03, but excluding clause (i) of subsection 9.03(a) and the proviso to such subsection,
	•	Section 9.09,
	•	Section 9.12, and
	•	Section 9.14.

Interpretation:
In case of conflict between any provision of the Reimbursement Agreement and the provisions of this Agreement (including, for the avoidance of doubt, those provisions included herein by reference to the Syndicated Credit Agreement), the provisions of this Agreement shall prevail. Letters of Credit issued under this Agreement are expressly intended not to be issued under the Syndicated Credit Agreement (and not to constitute “Letters of Credit” thereunder).  This Agreement and any Letters of Credits issued under this Agreement and the Letter of Credit Documents shall not constitute “Loan Documents” for any purpose under the Syndicated Credit Agreement.

Unless otherwise stated in this Agreement, whenever a provision of the Syndicated Credit Agreement is incorporated by reference:
	(i)	references to “this Agreement,” or to any “Notes” or “Loan Documents” shall be deemed a reference to this Agreement and the Letter of Credit Documents,
	(ii)	such provision shall be deemed to include, mutatis mutandis, all related definitions and interpretive provisions,
	(iii)	references to “Default” and “Event of Default” shall be deemed a reference to a Default or an Event of Default under this Agreement,
	(iv)	references to the “Administrative Agent,” any “Lender,” and any “Issuing Lender” shall be a reference to the Bank,
(v)
any requirement that a notice or communication be given or other action be taken among the Administrative Agent, the Lenders, any Issuing Lender, a certain majority of Lenders, the Required Lenders or any party other than the Borrower, no such notice, communication or action shall be required for purposes hereof,

	(vi)	references therein to “Letters of Credit” shall be deemed references to the Letters of Credit under this Agreement,
	(vii)	references to the “Escrow Closing Date” and the “Effective Date” shall be deemed references to the date hereof;
	(viii)	the Bank’s “Applicable Lending Office” for purposes hereof, shall be the Branch, and
(ix)
references to sections or clauses of the Syndicated Credit Agreement that are incorporated by reference in this Agreement shall be deemed references to such sections or clauses as so incorporated herein.

GOVERNING LAW;
JURISDICTION; WAIVER OF
IMMUNITY:
THIS AGREEMENT AND THE LETTER OF CREDIT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.  THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LETTER OF CREDIT DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

JURY WAIVER:
BORROWER AND BANK WAIVE TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM, OFFSET OR DEFENSE) ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE LETTER OF CREDIT DOCUMENTS.

Survival; Amendments; etc.
All indemnities set forth herein shall survive the execution and delivery of this Agreement, the issuance of the Letters of Credit, and the expiration or termination of this Agreement.  Neither this Agreement nor any Letter of Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the parties thereto.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This Agreement and the Letter of Credit Documents represent the final and complete agreement of the parties hereto, and all prior negotiations, representations, understandings, writings and statements of any nature are hereby superseded in their entirety by the terms of this Agreement and the Letter of Credit Documents.

Patriot Act Notice:
The Bank hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended and supplemented from time to time (the “Patriot Act”), the Bank may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Bank to identify the Borrower in accordance with the Patriot Act.  The Borrower shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Bank in order to assist the Bank in maintaining compliance with the Patriot Act.

UNCOMMITTED FACILIY:
THIS AGREEMENT DOES NOT AND IS NOT INTENDED TO CONSTITUTE OR INCLUDE A LEGALLY BINDING COMMITMENT BY THE BANK TO EXTEND CREDIT TO THE BORROWER.  THE LINE OF CREDIT PROVIDED BY THIS AGREEMENT AND THE EXTENSIONS OF CREDIT CONTEMPLATED HEREBY ARE UNCONDITIONALLY CANCELLABLE BY THE BANK AT ANY TIME, WITHOUT CAUSE AND WITHOUT ANY PRIOR NOTICE OF ANY KIND TO THE BORROWER.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT OR ANY OTHER LETTER OF CREDIT DOCUMENT, EACH EXTENSION OF CREDIT HEREUNDER IS SUBJECT TO THE PRIOR APPROVAL OF THE BANK'S CREDIT COMMITTEE OR THE OFFICER OR OFFICERS OF THE BANK TO WHOM AUTHORITY FOR SUCH APPROVAL HAS BEEN GRANTED; SUCH APPROVAL MAY BE GRANTED OR WITHHELD IN THE SOLE DISCRETION OF THE APPROPRIATE PARTY, REGARDLESS OF ANY PRIOR DEALINGS OR COURSE OF CONDUCT.

[SIGNATURE PAGES FOLLOW]

Sincerely,

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., the Bank

By: __________________________
Name: ________________________
Title: _________________________

By: __________________________
Name: ________________________
Title: _________________________

[PPL UNCOMMITTED LINE OF CREDIT AGREEMENT]

Accepted and Agreed as of the date first written above:

PPL ENERGY SUPPLY, LLC, the Borrower

By: __________________________
Name: ________________________
Title: _________________________

[PPL UNCOMMITTED LINE OF CREDIT AGREEMENT]

EXHIBIT A
(Additional Definitions)

The following additional terms as used in this Agreement shall have the following meanings:

(a)           Business Day shall mean a day on which the main office of the Bank in New York, New York is open for business.

(b)           Default shall mean any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

(c)           Obligations shall means the obligations and liabilities of the Borrower to the Bank under this Agreement and the Letter of Credit Documents and all of the Bank’s claims against the Borrower, whether arising or incurred under this Agreement or the Letter of Credit Documents or relating to any Letter of Credit or otherwise, whether now existing or hereafter incurred, and whether now or hereafter owing to or acquired in any manner by the Bank.

A-1